                      SECURITIES AND EXCHANGE COMMISSION

                            Washington D.C.  20549


                                   FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d) OF

                      THE SECURITIES EXCHANGE ACT OF 1934


               Date of report (date of earliest event reported):
                               February 12, 1997




                                  PACIFICORP

            (Exact name of registrant as specified in its charter)

    State of Oregon                 1-5152                     93-0246090
(State of Incorporation)          (Commission               (I.R.S. Employer
                                   File No.)               Identification No.)



700 N.E. Multnomah, Suite 1600, Portland, Oregon                    97232-4116
(Address of principal executive offices)                            (Zip Code)

              Registrant's telephone number, including area code:
                                (503) 731-2000



                                   No Change
         (Former Name or Former Address, if changed since last report)
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Item 5. OTHER EVENTS

          On February 12, 1997, the Utah Division of Public Utilities and Committee of Consumer Services filed a joint petition with the Utah Public Services Commission (PSC) requesting the PSC to commence proceedings to establish new rates for Utah customers. The petitioners have requested an immediate hearing on a $12.4 million interim rate reduction and a subsequent general rate case, which the petitioners allege could result in rates being reduced as much as $54 million. Information contained in PacifiCorp's release issued on February 12, 1997 relating to the petition is incorporated herein by reference.

          Information contained in PacifiCorp's news release issued January 22, 1997 related to December 31, 1996 financial results is also incorporated herein by reference.

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

          (c)  Exhibits.

               99a. PacifiCorp news release issued February 12, 1997.

               99b. PacifiCorp news release issued January 22, 1997.



                                   SIGNATURE



          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        PACIFICORP
                                        (Registrant)



                                        By: RICHARD T. 0'BRIEN
                                            ________________________________
                                            Richard T. O'Brien
                                            Senior Vice President
                                            and Chief Financial Officer


Date:  February 13, 1997
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                               INDEX TO EXHIBITS
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EXHIBIT                           DESCRIPTION                             PAGE
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  99a          PacifiCorp news release issued February 12, 1997.

  99b          PacifiCorp news release issued January 22, 1997.
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